                                                                   EXHIBIT 10.5


                           SOFTWARE LICENSE AGREEMENT
                          (TRANSFER OF LICENSE RIGHTS)

This Software License Agreement ("Agreement") is entered into by and between ALCATEL USA MARKETING, INC. (formerly known as DSC Marketing Services, Inc.), with principal offices at 1000 Coit Road, Plano, Texas 75075 ("ALCATEL") and MAXXIS GROUP, Inc., with principal offices at 1901 Montreal Road, Tucker, Georgia 30084 ("Licensee") to be effective the date of signature by ALCATEL's authorized representative.

WHEREAS, Licensee understands and acknowledges that wherever the term ALCATEL is used herein it shall include those companies formerly known as DSC Communications Corporation and/or DSC Marketing Services, Inc.; and

WHEREAS, Licensee wishes to obtain the Right To Use ("RTU") certain Software (defined as machine readable computer programs, instruction sequences, procedures, data, logic, and/or rules provided by ALCATEL, exclusive of source code, in or by any form or media) from ALCATEL for use on ALCATEL manufactured equipment which Licensee has obtained from a third party (Cherry Communications, Inc.); and

WHEREAS, ALCATEL is willing to license that certain Software to Licensee under certain terms and conditions;

NOW THEREFORE, in consideration of the premises the parties agree as follows:

AFFIRMATION

       Licensee hereby affirms that it is not a competitor of, nor controlled by, nor under common control with a competitor of ALCATEL.

CONFIDENTIAL INFORMATION

       Licensee acknowledges that all technical information, documentation, Software and other information or data that ALCATEL supplies to Licensee which is marked or otherwise identified as confidential and proprietary information of ALCATEL shall hereinafter be collectively referred to as "Confidential Information". Licensee agrees that it shall: (a) not disclose any Confidential Information to any person, except to its employees having a need to know in connection with the operation and maintenance of the Equipment (defined as any equipment, components, assemblies, accessories, line cards, boards, and similar items provided by ALCATEL, or obtained from a third party under a transaction authorized by ALCATEL) or Software, and, where applicable, its contractors who have agreed, in writing, to treat such Confidential Information in the same manner; (b) not copy any Confidential Information, except as provided herein;
(c) not reverse engineer or decompile any Equipment, Software or Confidential Information; and (d) compensate ALCATEL for any loss or damages resulting from a breach of this provision.


                                                       License Transfer, 9/29/98

LICENSE GRANT

         ALCATEL hereby grants Licensee, and Licensee hereby accepts, a nonexclusive, nontransferable license to use the Software and those features of the Software for which activation has been authorized by ALCATEL, solely on a single System (defined as an arrangement of Equipment which, when interfaced with Software, is operable to perform predetermined functions), or unit of Equipment, as may be applicable. Use of the Software on multiple Systems or with any equipment furnished by a party other than ALCATEL or its authorized resellers is not licensed hereunder in the absence of a separate written agreement between the parties hereto.

         In accepting such Software license grant Licensee agrees to treat such Software as Confidential Information. Licensee agrees to use such Software or any portions or aspects thereof (including any methods or concepts utilized therein) solely on the Equipment. Licensee agrees, within thirty (30) days after the occurrence of either of the following events, to return, or certify to ALCATEL in writing the destruction of, all Software, memory media, documentation and/or other material (a) that has been modified, updated, or replaced; and/or
(b) upon Licensee's discontinued use of the Equipment. Licensee agrees that it shall not at any time modify, disassemble, or decompile such Software, or transfer or reverse engineer any portion of the Software or functioning of any Equipment, or permit others to do so, without ALCATEL's prior written consent. Licensee agrees it will not attempt to transfer Confidential Information, including any Software or System, without the prior written consent of ALCATEL. Licensee further agrees that it shall not reproduce or copy such Software in whole or in part except for backup and archival purposes.

         In the event Licensee breaches any of the above provisions, ALCATEL reserves the right, upon notice to Licensee, to (a) require the immediate return of all Confidential Information, including all applicable Software and copies thereof, wherever such Confidential Information and copies thereof shall reside, including any and all associated documentation for which Licensee is in breach of license rights, or has not paid the applicable fee, and (b) terminate the license for such Software and associated documentation granted to Licensee. Upon receipt of such notice, Licensee agrees to immediately discontinue use of such Software and associated documentation.

         The rights and obligations of Licensee hereunder will survive expiration or termination of this Agreement for any reason, and shall continue even if the Software is no longer used with the Equipment.

INDEMNIFICATION

         ALCATEL shall, at its expense, defend any claim or legal action (collectively "claim") against Licensee to the extent that it is based on a substantive allegation that the Software infringes any patent, copyright, trade secret, or other intellectual property right of a third party. ALCATEL shall pay all costs and damages, including reasonable attorneys fees, finally awarded against Licensee that are directly attributable to such infringement, up to a limit of

                                                       License Transfer, 9/29/98

ONE MILLION DOLLARS ($1,000,000), provided that ALCATEL is (a) given written notice of any communications or actions taken with respect to such claim, including copies of such communications, as soon as practicable but in no event later than fourteen (14) calendar days after Licensee's receipt of such communications, and (b) given the sole authority and reasonable assistance necessary to defend or settle such claim.

         This indemnity shall not apply if the alleged infringement arises from
(a) the use of any Software supplied that is produced in accordance with the Licensee's specifications, designs or special instructions, (b) combining or incorporating the Software with or into software components not furnished by ALCATEL, if the Software alone would not have resulted in infringement, (c) the use of the Software in a manner not contemplated by this Agreement, including in a proprietary or patented process not contemplated herein, or (d) the Licensee's modification of the Software.

         If an injunction is obtained against Licensee's use of the Software, in whole or in part, as a result of an infringement claim, or ALCATEL determines that Licensee's use may be subject to such a claim, then ALCATEL may either: (a) procure for Licensee the right to continue to use the Software, or (b) replace or modify the Software with functionally equivalent or better Software so that Licensee's use is not subject to the injunction or claim. If ALCATEL determines that it cannot accomplish either of the foregoing in a commercially reasonable manner, then Licensee may return to ALCATEL, or ALCATEL may require the return, of the Software, or parts thereof, that are enjoined or determined by ALCATEL to be subject to the claim. Upon ALCATEL's receipt thereof, it shall promptly refund to Licensee the depreciated value of the returned Software or parts thereof.

         THE PROVISIONS OF THIS SECTION SET FORTH THE ENTIRE OBLIGATION OF ALCATEL AND LICENSEE'S SOLE REMEDY WITH RESPECT TO ANY CLAIM OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET, OR OTHER INTELLECTUAL PROPERTY RIGHT OF A THIRD PARTY, AND ALCATEL DISCLAIMS ALL OTHER WARRANTIES AND OBLIGATIONS WITH RESPECT TO ANY SUCH CLAIM.

WARRANTY

         ALCATEL warrants only that it has the right to license or sublicense the Software covered under this Agreement. ALCATEL makes no further warranties in this Agreement regarding the Software. The Software is provided "as is".

         ALCATEL AND ITS SUPPLIERS AND LICENSORS DISCLAIM ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR INTENDED OR PARTICULAR PURPOSE.


                                                       License Transfer, 9/29/98

LIMITATION OF LIABILITY

       IN NO EVENT SHALL ALCATEL OR ALCATEL'S SUPPLIERS OR LICENSORS HAVE ANY LIABILITY TO LICENSEE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR SPECIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE OR PROFITS. ALCATEL'S LIABILITY FOR ANY CLAIM, LOSS OR DAMAGE ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO ACTUAL DAMAGES.

GENERAL

       Licensee shall neither disclose the existence of this Agreement or its terms and conditions, nor use the name of ALCATEL in any news release, public announcement, advertisement, or other form of publicity without the prior written consent of ALCATEL.

       The rights and obligations of the parties and all interpretations and performance of this Agreement shall be governed in all respects by the laws of the State of Texas without regard to its conflict of laws rules.

       This Agreement constitutes the entire agreement between ALCATEL and Licensee with respect to the licensing of certain Software for use on certain ALCATEL manufactured Equipment which Licensee obtained from a third party through a transaction authorized by ALCATEL and supersedes all previous negotiations, proposals, commitments, representations, writings, advertisements, publications, and understandings of any nature whatsoever.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives effective the date of signature by ALCATEL's authorized representative.

MAXXIS GROUP, INC.                            ALCATEL USA MARKETING, INC.


By:  /s/ Thomas O. Cordy                      By:  /s/ Buddy Barnes
    ----------------------------                  -----------------------------

Name:  Thomas O. Cordy                        Name:  Buddy Barnes
      --------------------------                    ---------------------------
Title:  President and CEO                     Title:  Vice President
      --------------------------                    ---------------------------

Date:  9/30/98                                 Date:  10/1/98
      --------------------------                    ---------------------------


                                                       License Transfer, 9/29/98